UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On May 13, 2025, Urban One, Inc. (the “Company”) issued a press release setting forth the results for the three months ended March 31, 2025. A copy of the press release is attached as Exhibit 99.1.
Item 8.01     Other Events.
During the course of its earnings call, the Company gave certain updates with respect to its current outlook. First, the Company noted that for the year-ending December 31, 2025, it still expected to achieve Adjusted EBITDA of $75.0 million. Next, management noted that second quarter core radio advertising pacings had weakened over the past several weeks and were now pacing down by approximately 9.0%. Management then noted that as of May 13, 2025, the Company’s net debt was approximately $496.0 million as the Company continued to engage in debt reduction efforts. Finally, the Company noted it would continue a disciplined capital allocation strategy with a focus on debt management/reduction and accretive corporate development opportunities taking into consideration the current operating environment and persistent industry trends.
Item 9.01.      Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press release dated May 13, 2025: Urban One Reports First Quarter 2025 Results
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)
Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in this press release may represent "forward-looking statements" as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on factors, including but not limited to the following: economic, public health, and/or political conditions that impact consumer confidence and spending; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Forms 10-K, Forms 10-Q, and Form 8-K reports (including all amendments to those reports).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
May 13, 2025	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer